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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2004

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                            FALCON PRODUCTS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)



               1-9601                              43-0730877
      (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


          9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI   63132
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                               (314) 991-9200
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

On December 15, 2004, Falcon Products, Inc. (the "Company") issued a press release regarding its use of the 30 day grace period for the December 15, 2004 interest payment under the indenture governing its $100 million 11 3/8% Senior Subordinated Notes due 2009, included as Exhibit 99.1, which press release is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits


EXHIBIT NO.               DESCRIPTION OF EXHIBITS
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99.1                Press Release dated December 15, 2004.



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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      Falcon Products, Inc.


Date: December 17, 2004               By /s/ Franklin A. Jacobs
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                                         Franklin A. Jacobs
                                         Chairman and Chief Executive Officer

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